UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Newman Springs Road Building 1, Suite 104 Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

On August 7, 2013, InterCloud Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) announcing certain preliminary financial information for the three- and six-month periods ended June 30, 2013.  This Amendment No. 1 on Form 8-K amends the Original Report in order to revise the pro forma financial information contained in such report so that it does not give effect to the acquisition of the Telco Professional Services and Handset Testing business division of Tekmark Global Solutions, LLC (“Telco”), because the completion of the Telco acquisition depends upon factors which are not within the Company’s control.

On August 14, 2013, the Company filed its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2013, which contained the Company’s unaudited financial statements for such periods.  In addition, on August 19, 2013, the Company filed Amendment No. 6 to its Registration Statement on Form S-1 (File No. 333-185293), which contains pro forma financial data combining our historical financial data and the historical financial data of each of (i) AW Solutions, Inc. and AW Solutions Puerto Rico, LLC (“AW Solutions”), which we acquired in the second quarter of 2013 and (ii) Integration Partners-NY Corporation (“IPC”), which we intend to acquire upon consummation of the offering described in the Registration Statement, as if we had completed the acquisitions of each of such entities on January 1, 2013.  Accordingly, you should not place undue reliance upon the Company’s preliminary financial data contained in this Report.

The information in this Report shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.02.  Results of Operations and Financial Condition.

Reference is hereby made to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-185293) of InterCloud Systems, Inc., filed with the Securities and Exchange Commission on August 5, 2013 (the “Registration Statement”).  In the Registration Statement under the heading “Prospectus Summary – Recent Developments,” we filed certain preliminary financial information for the three- and six-month periods ended June 30, 2013, which preliminary financial information is reproduced in this Current Report on Form 8-K.

The following is a summary of our preliminary historical financial data for the three-month and six-month periods ended June 30, 2013.  This financial data is based on currently available information and management estimates, and is subject to completion of our financial close process.  This preliminary consolidated financial information is the responsibility of and has been prepared by our management.  BDO USA, LLP, our independent auditors, has not audited, reviewed, compiled or performed any procedures with respect to the following preliminary consolidated financial information.  Accordingly, BDO USA, LLP does not express an opinion or any other form of assurance with respect thereto.

The preliminary historical financial data for the three-month and six-month periods ended June 30, 2013 set forth herein should be read together with the information set forth in the Registration Statement under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Selected Consolidated Historical Financial Information” and our financial statements and related notes as set forth in the Registration Statement.

The following table also includes unaudited pro forma preliminary combined financial data for the three-month and six-month periods ended June 30, 2013.  We constructed the preliminary pro forma financial data from our preliminary historical financial data set forth below, and the combined preliminary financial data of each of (i) AW Solutions, Inc. and AW Solutions Puerto Rico, LLC (“AW Solutions”), which we acquired in the second quarter of 2013 and (ii) Integration Partners-NY Corporation (“IPC”), which we intend to acquire upon consummation of the offering described in the Registration Statement, as if we had completed the acquisitions of each of such entities on January 1, 2013.  As a result such pro forma financial data may not represent the financial data that would result from operations of the combined companies.  In addition, the financial data set forth herein is based in part on certain assumptions that we believe are reasonable, but there are no assurances that these assumptions will prove accurate over time. Accordingly, our actual results from operations may change and the changes may be material.  The unaudited pro forma preliminary combined financial information should be read together with the information set forth in the Registration Statement under the heading “Unaudited Pro Forma Combined Condensed Financial Information.”

	Historical for InterCloud Systems, Inc.		Pro forma Historical for InterCloud Systems, Inc. with the Acquisitions of AW Solutions and IPC

	For the six-	For the three-	For the six-	For the three-
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Statement of Operations Data:
Revenue	$26,758,413	$14,356,480	$43,102,375	$23,400,733
Gross profit	7,885,095	4,249,465	14,309,192	8,773,970
Operating expenses	6,742,359	3,712,214	10,867,362	5,672,746
Income from operations	1,142,796	537,251	3,441,870	3,101,224
Net income (loss)	(2,378,351)	(1,327,482)	(1,672,203)	(136,189)

The data presented above reflects our preliminary financial data based solely upon information available to us as of August 5, 2013, the date of filing of Amendment No. 5 to the Registration Statement, and is not a comprehensive statement of our financial results for the three-month and six-month periods ended June 30, 2013. Our actual second quarter results may differ materially from our preliminary estimates. Accordingly, you should not place undue reliance upon our preliminary financial data. For example, during the course of the preparation of our financial statements and related notes for the three-month and six-month periods ended June 30, 2013, additional items that would require material adjustments to be made to the preliminary financial information presented above may be identified. There can be no assurance that these preliminary financial results will be realized, and such preliminary results are subject to risks and uncertainties, many of which are not within our control. See the information in the Registration Statement set forth under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

The information under this Item 2.02 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer